SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (date of earliest event reported) DECEMBER 18, 1997


                         LASER MORTGAGE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)


MARYLAND                                                      22-353916
(State or other jurisdiction of    (Commission              (IRS Employer
 incorporation)                    File Number)              ID Number)


51 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NEW JERSEY            07078
(Address of principal executive offices)                    (Zip Code)

Registrant's Telephone Number,
 including area code:                         (973) 912-8770


          N/A
(Former name or former address, if changed since last report)


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 Item 5.    OTHER EVENTS.

          On December 18, 1997, the Registrant issued a press release announcing the Board of Directors' declaration of an initial cash dividend to the Registrant's stockholders equal to at least 95% of the taxable income earned by the Registrant since it commenced operations on December 2, 1997. The Registrant announced that the dividend would be no less than $0.13 per share of common stock, and will be payable on January 31, 1998 to stockholders of record on December 31, 1997. The complete text of the news release is set forth as Exhibit 20 hereto.


Item 7.           FINANCIAL STATEMENTS, PRO FORMA
                  FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS

None.

(b) PRO FORMA FINANCIAL STATEMENTS

None.

(c) EXHIBITS

20       News Release, dated December 18, 1997.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   LASER MORTGAGE MANAGEMENT, INC.

                                   By: /S/ THOMAS G. JONOVICH
                                       Name:  Thomas G. Jonovich
                                       Title: Chief Financial Officer


Dated:  December 18, 1997

                                  EXHIBIT INDEX


EXHIBIT                    DESCRIPTION

20                News Release, dated December 18, 1997.